                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): FEBRUARY 20, 2007

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                                  dELIA*S, INC.
             (Exact name of registrant as specified in its charter)

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           DELAWARE                000-51648                 20-3397172
(State or other jurisdiction   (Commission File)           (IRS Employer
     of incorporation)               Number              Identification No.)

                   435 HUDSON STREET, NEW YORK, NEW YORK 10014
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (212) 807-9060

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      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

    /_/  Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

    /_/  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

    /_/  Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b))

    /_/  Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
         Exchange Act (17 CFR 240.13e-4(c))[GRAPHIC OMITTED]

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 20, 2007,  dELiA*s,  Inc.  (the  "Company")  issued a press  release announcing  the  appointment  of Stephen A. Feldman as the  Company's  new Chief
Financial Officer effective as of February 26, 2007.

Mr. Feldman,  age 59, served as Senior Vice President,  Chief Financial  Officer and Secretary of Urban Brands,  Inc., a 280-unit  operator of women's  specialty apparel  stores,  from 2004 to 2006.  From 2003 to 2004,  Mr.  Feldman served as
Executive  Vice  President,  Chief  Administrative  Officer and Chief  Financial
Officer of Forman Mills, Inc., an off-price,  "big-box" family apparel retailer.
Mr. Feldman also served as Chief Financial Officer of Urban Outfitters, Inc., an
operator  of  specialty   retail   stores,   direct-to-consumer   and  wholesale
operations, between 1998 and 2003.

Mr.  Feldman  will  receive  a base  salary  of  $350,000  per annum and will be included  in any  Management  Incentive  Plan of the Company for the 2007 fiscal year.  Mr.  Feldman  will have a total  target bonus of not less than 30% of his base salary,  based on the Company's and Mr. Feldman's  individual  performance.
Mr.  Feldman will also be  reimbursed  up to an aggregate  amount of $60,000 for specified documented out-of-pocket expenses, including relocation expenses. Upon commencement  of his  employment,  Mr. Feldman will receive  options to purchase
100,000  shares of common stock of the Company,  which will vest in equal annual installments on each of the first four anniversaries of the commencement date of his  employment.  In  addition,  Mr.  Feldman  will be  entitled  to receive the benefits generally provided by the Company to its employees.

There are no family relationships  between Mr. Feldman and other officers and/or directors of the Company,  as described in Item 401(d) of Regulation S-K, and no related-party  transactions  that are required to be disclosed  pursuant to Item
404(a) of Regulation S-K.

In its press release, the Company also announced the resignation of John Holowko as Chief Financial Officer effective as of February 23, 2007.

A copy of the press release disclosing these events, dated February 20, 2007, is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

I. Exhibits.

     Exhibit 99.1   Press Release dated February 20, 2007

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      dELIA*S, INC.
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                                      (Registrant)

Date: February [20], 2007             By:/s/ Robert E. Bernard
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                                      Robert E. Bernard, Chief Executive Officer